                  PUTNAM HIGH INCOME CONVERTIBLE AND BOND FUND
                  PUTNAM MASTER INTERMEDIATE INCOME TRUST
                  PUTNAM PREMIER INCOME TRUST





                         SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(a)
                  OF THE SECURITIES EXCHANGE ACT OF 1934
                              (Amendment No. )
                     Filed by the Registrant  / X /

               Filed by a party other than the Registrant

Check the appropriate box:

/   / Preliminary Proxy Statement

/   / Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e) (2))

/   / Definitive Proxy Statement

/ x / Definitive Additional Materials

/   / Soliciting Material Pursuant to Sec. 240.14a-11(c) or
      Sec. 240.14a-12

             PUTNAM  HIGH INCOME CONVERTIBLE AND BOND FUND
               PUTNAM MASTER INTERMEDIATE INCOME TRUST
                     PUTNAM PREMIER INCOME TRUST
               (Name of Person(s) Filing Proxy Statement,
                       if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X / No fee required

/   / Fee computed on table below per Exchange Act Rule 14a 6(i)(1)
      and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/   / Fee paid previously with preliminary materials.

/   / Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

www.proxyweb.com/Putnam

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Putnam Investments
Internet Proxy Voting Service

(Graphic of sample proxy card)

Instructions:

To vote on all proposals as the trustees recommend

1. Please enter the control number from your proxy card:

2. Check here to vote on all proposals as the trustees recommend.

3. Click on the VOTE button below.

"VOTE button"

or

To vote on each proposal separately

1. Please enter the control number from your proxy card:

2. Click on the VOTE button below.

"VOTE button"

Your vote is important.

This proxy is solicited on behalf of Trustees of the Fund.

PUTNAM INVESTMENTS (Putnam logo)

Internet Voting Instruction Card
Putnam High Income Convertible and Bond Fund

If you fail to provide your instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees as set forth in Proposal 1. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES:

-----------------------------------------------------------------------------------------
Proposal 1.  Proposal to fix the number of Trustees      / / FOR fixing the number of
             as proposed and elect all nominees.             trustees as proposed and
                                                             electing all the nominees
             The nominees for Trustees are:              / / WITHHOLD authority to vote
             J.A. Baxter (01)                                for all nominees
             J.A. Hill (02)                              / / To WITHHOLD authority to
             R.J. Jackson (03)                               vote for one or more of
             P.L. Joskow (04)                                the nominee(s), enter
             E.T. Kennan (05)                                the name(s) of the
             L.J. Lasser (06)                                nominee(s), below:
             J.H. Mullin, III (07)                           ---------------------------
             R.E. Patterson (08)
             G. Putnam, III (09)
             A.J.C. Smith (10)
             W.T. Stephens (11)
             W.N. Thorndike (12)


If you submit your voting instructions on this site, we'll vote exactly as you tell us. If you fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees and electing all of the nominees for Trustees as set forth in Proposal 1. In their discretion, the Proxies will also be authorized to vote upon such matters that may properly come before the meeting.

To receive email confirmation, enter your email address here:

Press this button to SUBMIT your voting instructions.

Please review your selections carefully before submitting your voting instructions.

If you have questions about any of the proposals, please call
1-800-225-1581.

If you submit your voting instructions more than once for the same proposal, only your most recently received voting instructions will be considered valid. For this purpose, the voting instructions with the most recent date will be considered the most recently received. The proxy tabulator, in its sole discretion, will resolve any discrepancies in voting instructions.


PUTNAM INVESTMENTS (Putnam logo)

Internet Voting Instruction Card
Putnam High Income Convertible and Bond Fund

Thank you! Your vote has been submitted.


THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES:

----------------------------------------------------------------------------------------
Proposal 1.  Proposal to fix the number of Trustees      / / FOR fixing the number of
             as proposed and elect all nominees.             trustees as proposed and
                                                             electing all the nominees
             The nominees for Trustees are:              / / WITHHOLD authority to vote
             J.A. Baxter (01)                                for all nominees
             J.A. Hill (02)
             R.J. Jackson (03)                           / / To WITHHOLD authority to vote
             P.L. Joskow (04)                                for one or more of the
             E.T. Kennan (05)                                nominees(s), enter the name(s) of
             L.J. Lasser (06)                                the nominee(s), below:
             J.H. Mullin, III (07)                           ---------------------------------
             R.E. Patterson (08)
             G. Putnam, III (09)
             A.J.C. Smith (10)
             W.T. Stephens (11)
             W.N. Thorndike (12)


If you submit your voting instructions on this site, we'll vote exactly as you tell us. If you fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees and electing all of the nominees for Trustees as set forth in Proposal 1. In their discretion, the Proxies will also be authorized to vote upon such matters that may properly come before the meeting.

No email confirmation has been sent.

"Change Vote"    "Exit Internet Proxy Voting Service"    "Vote Another Proxy"



PUTNAM INVESTMENTS (Putnam logo)

Internet Voting Instruction Card
Putnam Master Intermediate Income Trust

If you fail to provide your instructions on a proposal, the Proxies will vote for fixing the number of Trustees as set forth in Proposal 1. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES:

----------------------------------------------------------------------------------------------
Proposal 1.  Proposal to fix the number of Trustees      / / FOR fixing the number of
             as proposed and elect all nominees.             trustees as proposed and
                                                             electing all the nominees
             The nominees for Trustees are:              / / WITHHOLD authority to vote
             J.A. Baxter (01)                                for all nominees
             J.A. Hill (02)                              / / To WITHHOLD authority to
             R.J. Jackson (03)                               vote for one or more of
             P.L. Joskow (04)                                the nominee(s), enter
             E.T. Kennan (05)                                the name(s) of the
             L.J. Lasser (06)                                nominee(s), below:
             J.H. Mullin, III (07)                           ---------------------------
             R.E. Patterson (08)
             G. Putnam, III (09)
             A.J.C. Smith (10)
             W.T. Stephens (11)
             W.N. Thorndike (12)


Proposal 2.  Proposal to convert your fund from
             closed-end to open-end status and
             authorize certain related amendments
             to the Agreement and Declaration of Trust.   / / FOR   / / AGAINST   / / ABSTAIN


If you submit your voting instructions on this site, we'll vote exactly as you tell us. If you fail to provide your voting instructions on a proposal, the Proxies will vote for fixing the number of Trustees and electing all of the nominees for Trustees as set forth in Proposal 1. In their discretion, the Proxies will also be authorized to vote upon such matters that may properly come before the meeting.

To receive email confirmation, enter your email address here:

Press this button to SUBMIT your voting instructions.

Please review your selections carefully before submitting your voting instructions.

If you have questions about any of the proposals, please call
1-800-225-1581.

If you submit your voting instructions more than once for the same proposal, only your most recently received voting instructions will be considered valid. For this purpose, the voting instructions with the most recent date will be considered the most recently received. The proxy tabulator, in its sole discretion, will resolve any discrepancies in voting instructions.


PUTNAM INVESTMENTS (Putnam logo)

Internet Voting Instruction Card
Putnam Master Intermediate Income Trust

Thank you! Your vote has been submitted.

If you fail to provide your instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees as set forth in Proposal 1. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AS PROPOSED AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES

------------------------------------------------------------------------------------------
Proposal 1.  Proposal to fix the number of Trustees       FOR fixing the number of
             as proposed and elect all nominees.          trustees as proposed and
                                                          electing all nominees

             The nominees for Trustees are:
             J.A. Baxter (01)                             / / FOR fixing the number of
                                                              trustees as proposed and
             J.A. Hill (02)                                   electing all the nominees
             R.J. Jackson (03)                            / / WITHHOLD authority to vote
             P.L. Joskow (04)                                 for all nominees
             E.T. Kennan (05)                             / / To WITHHOLD authority to
             L.J. Lasser (06)                                 vote for one or more of the
             J.H. Mullin, III (07)                            nominee(s), enter the
             R.E. Patterson (08)                              name(s) of the nominee(s), below:
             G. Putnam, III (09)                              --------------------------------
             A.J.C. Smith (10)
             W.T. Stephens (11)
             W.N. Thorndike (12)

Proposal 2.  Proposal to convert your fund from
             closed-end to open-end status
             and authorize certain related amendments
             to the Agreement and Declaration of Trust.   / / FOR   / / AGAINST   / /ABSTAIN


If you submit your voting instructions on this site, we'll vote exactly as you tell us. If you fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees and electing all of the nominees for Trustees as set forth in Proposal 1. In their discretion, the Proxies will also be authorized to vote upon such matters that may properly come before the meeting.

No email confirmation has been sent.

"Change Vote"     "Exit Internet Proxy Voting Service"     "Vote Another Proxy"


PUTNAM INVESTMENTS (Putnam logo)

Internet Voting Instruction Card
Putnam Premier Income Trust

If you fail to provide your instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees as set forth in Proposal 1. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES:

-----------------------------------------------------------------------------------------
Proposal 1.  Proposal to fix the number of Trustees      / / FOR fixing the number of
             as proposed and elect all nominees.             trustees as proposed and
                                                             electing all the nominees
             The nominees for Trustees are:              / / WITHHOLD authority to vote
             J.A. Baxter (01)                                for all nominees


                                                         / / To WITHHOLD authority to
             J.A. Hill (02)                                  vote for one or more of
             R.J. Jackson (03)                               the nominee(s), enter
             P.L. Joskow (04)                                the name(s) of the
             E.T. Kennan (05)                                nominee(s), below:
             L.J. Lasser (06)                                ---------------------------
             J.H. Mullin, III (07)
             R.E. Patterson (08)
             G. Putnam, III (09)
             A.J.C. Smith (10)
             W.T. Stephens (11)
             W.N. Thorndike (12)

Proposal 2.  Proposal to convert your fund from
             closed-end to open-end status and
             authorize certain recated amendments to
             the Agreement and Declaration of Trust.     / / FOR   / / AGAINST   / /ABSTAIN


If you submit your voting instructions on this site, we'll vote exactly as you tell us. If you fail to provide your voting instructions on a proposal, the Proxies will vote for fixing the number of Trustees and electing all of the nominees for Trustees as set forth in Proposal 1. In their discretion, the Proxies will also be authorized to vote upon such matters that may properly come before the meeting.

To receive email confirmation, enter your email address here:

Press this button to SUBMIT your voting instructions.

Please review your selections carefully before submitting your voting instructions.

If you have questions about any of the proposals, please call
1-800-225-1581.

If you submit your voting instructions more than once for the same proposal, only your most recently received voting instructions will be considered valid. For this purpose, the voting instructions with the most recent date will be considered the most recently received. The proxy tabulator, in its sole discretion, will resolve any discrepancies in voting instructions.



PUTNAM INVESTMENTS (Putnam logo)

Internet Voting Instruction Card
Putnam Premier In come Trust


SHAREHOLDER LOGIN                                              PROXY DIRECT-TM-

BACK TO HOME        CONTACT US        SECURITY                                ?

You can now submit your proxy voting instructions online. To do so please enter your Proxy Control Number in the area below. Your Internet Voting Control Number is located on your proxy ballot and identified as CONTROL NUMBER or INTERNET CONTROL NUMBER.

        Enter Control Number here:   ____-____-____-____    CONTINUE


  Your browser must support JavaScript 1.1 or higher and be able to accept cookies in order to continue. Click on HELP button at the top for more information and navigation tips. If you are unable to vote your proxy using this service because of technical difficulties, you should refer to your Proxy
                      Package for other voting options.

                         [VERISIGN SECURE SITE LOGO]

-C- 2001 PROXY DIRECT-TM- -- SERVICE OF ALAMO DIRECT MAIL SVCS, INC. ALL RIGHTS
                                  RESERVED.

LEGAL STATEMENT                                                PROXY DIRECT-TM-

BACK TO HOME        CONTACT US        SECURITY                                ?

                          [PUTNAM INVESTMENTS LOGO]

                   WELCOME TO THE PUTNAM PROXY VOTING SITE

     YOUR INTERNET VOTE AUTHORIZES THE PROXIES LISTED ON YOUR PROXY CARD TO VOTE YOUR SHARES AT THE MEETING OF THE SHAREHOLDERS OF YOUR FUND TO
    BE HELD AT THE TIME AND PLACE AS SET FORTH ON YOUR PROXY CARD IN THE
     SAME MANNER AS IF YOU MARKED, SIGNED, AND RETURNED YOUR PROXY CARD.

                   THE BOARD OF TRUSTEES RECOMMENDS A VOTE
                    FOR PROPOSAL 1 AND AGAINST PROPOSAL 2

                      /X/  CLICK HERE TO ACKNOWLEDGE...


BACK TO HOME        CONTACT US        SECURITY         -C- 2000 PROXY DIRECT-TM-

PUTNAM PREMIER INCOME TRUST PROXY                               PROXY DIRECT-TM-

BACK TO HOME        CONTACT US        SECURITY                LEGAL STATEMENT  ?

                          [PUTNAM INVESTMENTS LOGO]

                     Below is the list of your holdings. Text next to each
                     holding's name indicates whether you wish to vote as the
[INFORMATION LOGO]   Board recommends or to submit your individual instructions.
                     To change between BOARD RECOMMENDED and INDIVIDUAL instructions click on the name of the holding, then follow the additional instructions.

          YOU MUST CLICK VOTE NOW! BUTTON TO COMPLETE YOUR SESSION

--------------------------------------------------------------------------------
               LIST OF YOUR HOLDINGS                  VOTING INSTRUCTIONS
--------------------------------------------------------------------------------
       Putnam Premier Income Trust             -- as recommended by the Board
--------------------------------------------------------------------------------
  Click on arrow to modify voting instructions
------------------------------------------------

[CROSS LOGO] HELP ME...               [SOLID CIRCLE] ABORT                    [CUT CIRCLE] VOTE NOW!
-----------------------               --------------------                    ----------------------
If you need help navigating the       You can quit Internet voting at         Once you have completed
site or experience problems           any time, however, your voting          selection of your voting
during your online session, this      instructions set up during this         instructions and are ready to
page may provide you with             session will be disregarded             submit them for processing click
answers                                                                       the Vote Now! button

BACK TO HOME        CONTACT US        SECURITY         -C- 2000 PROXY DIRECT-TM-

PUTNAM PREMIER INCOME TRUST PROXY                         PROXYDIRECT -TM-
-------------------------------------------------------------------------------
Back to Home      Contact Us     Security                  Legal Statement ?
-------------------------------------------------------------------------------
(logo)
PUTNAM
INVESTMENTS


Shareholder:    John P. Sample
                Alamo Direct Mail Services, Inc.
                23-10 Square Circle Lane
                Someoldtown, TS  12345-6789

Account:        ALAMO-TST01/ 435-XXXX-XXXX-123
Previous vote:  None - Testing APPS/TR Setup


                       Putnam Premier Income Trust

-------------------------------------------------------------------------------
Applicable Campaign Proposal        Mark All       For     Against     Board
-------------------------------------------------------------------------------
1.01  Elect J.A. Baxter for Trustee            /X/ For   / /Withhold
-------------------------------------------------------------------------------
1.02  Elect J.A. Hill for Trustee              /X/ For   / /Withhold
-------------------------------------------------------------------------------
1.03  Elect R.J. Jackson for Trustee           /X/ For   / /Withhold
-------------------------------------------------------------------------------
1.04  Elect P.L. Joskow for Trustee            /X/ For   / /Withhold
-------------------------------------------------------------------------------
1.05  Elect E.T. Kennan for Trustee            /X/ For   / /Withhold
-------------------------------------------------------------------------------
1.06  Elect L.J. Lasser for Trustee            /X/ For   / /Withhold
-------------------------------------------------------------------------------
1.07  Elect J.H. Mullin, III for Trustee       /X/ For   / /Withhold
-------------------------------------------------------------------------------
1.08  Elect R.E. Patterson for Trustee         /X/ For   / /Withhold
-------------------------------------------------------------------------------
1.09  Elect G. Putnam, III for Trustee         /X/ For   / /Withhold
-------------------------------------------------------------------------------
1.10  Elect A.J.C. Smith for Trustee           /X/ For   / /Withhold
-------------------------------------------------------------------------------
1.11  Elect W.T. Stephens for Trustee          /X/ For   / /Withhold
-------------------------------------------------------------------------------
1.12  Elect W.N. Thorndike for Trustee         /X/ For   / /Withhold
-------------------------------------------------------------------------------
2.00 Proposal to convert your fund from / / For /X/Against / /Abstain closed-end to open-end status and authorize certain related amendments
      to the Agreement and Declaration
      of Trust
-------------------------------------------------------------------------------
                                                          Voting Instructions

Answers have been marked according to the Board's recommendation. Please change responses as appropriate before submission. If you have questions regarding any of the proposals, please call (800) 225-1581

                                                     / / Cancel     / / Continue
--------------------------------------------------------------------------------
Back to Home       Contact Us       Security          -C- 2000 PROXY DIRECT -TM-
--------------------------------------------------------------------------------

PUTNAM PREMIER INCOME TRUST PROXY                               PROXY DIRECT-TM-

BACK TO HOME        CONTACT US        SECURITY                                 ?

THANK YOU, YOUR VOTING INSTRUCTIONS HAVE BEEN SUBMITTED FOR PROCESSING.

IF NECESSARY, YOU CAN REVISIT INTERNET VOTING SITE ANYTIME BEFORE THE MEETING DATE ON THURSDAY, JUNE 14, 2001 AT 2:00:00 PM [EST] TO SUBMIT NEW VOTING INSTRUCTIONS.

This is the summary of your voting instructions delivered to Putnam. It is not a receipt or vote confirmation. You may print this page for your records.

NOTE: Internet voting for this proxy is currently in testing stage. Your vote has not been actually entered into the APPS/TR system for tabulation.

INSTRUCTIONS SUBMITTED ON MONDAY, APRIL 16, 2001
TRANSACTION CODE: 2341234123-388321975

                                           Putnam Premier Income Trust
-----------------------------------------------------------------------------------------------------------------------------
  1.01    Elect J.A. Baxter for Trustee                                                              VOTED FOR
  1.02    Elect J.A. Hill for Trustee                                                                VOTED FOR
  1.03    Elect R.J. Jackson for Trustee                                                             VOTED FOR
  1.04    Elect P.L. Joskow for Trustee                                                              VOTED FOR
  1.05    Elect E.T. Kennan for Trustee                                                              VOTED FOR
  1.06    Elect L.J. Lasser for Trustee                                                              VOTED FOR
  1.07    Elect J.H. Mullin, III for Trustee                                                         VOTED FOR
  1.08    Elect R.E. Patterson for Trustee                                                           VOTED FOR
  1.09    Elect G. Putnam, III for Trustee                                                           VOTED FOR
  1.10    Elect A.J.C. Smith for Trustee                                                             VOTED FOR
  1.11    Elect W.T. Stephens for Trustee                                                            VOTED FOR
  1.12    Elect W.N. Thorndike for Trustee                                                           VOTED FOR
  2.00    Convert fund from closed-end to open-end status and authorize related amendments           VOTED AGAINST

[ICON]  IF YOU WISH TO VOTE ANOTHER CARD
        PLEASE CLICK HERE.

                          [PUTNAM INVESTMENTS LOGO]

BACK TO HOME        CONTACT US        SECURITY         -C- 2000 PROXY DIRECT-TM-